Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

ZEGA Buy and Hedge ETF (the “Fund”)

Ticker Symbol: ZHDG

Listed on NYSE Arca, Inc.

June 30, 2023

Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated August 28, 2022, as supplemented

The Fund’s investment adviser, Toroso Investments, LLC (“Toroso”), will retain responsibility for trading the Fund’s portfolio securities. Toroso and the Fund’s investment sub-adviser, ZEGA Financial, LLC (“ZEGA”), previously desired that Toroso delegate securities trading authority for the Fund to ZEGA. However, Toroso and ZEGA have since mutually decided not to proceed with those changes at this time. If Toroso and ZEGA agree to move forward with such trading authority delegation in the future, Toroso and ZEGA will seek approval of both the Board of Trustees of Tidal ETF Trust and shareholders.

This supplement effectively supersedes the prior supplement dated June 14, 2023. For the avoidance of doubt, Toroso’s and ZEGA’s responsibilities for providing advisory and sub-advisory services, respectively, to the Fund will remain unchanged and as disclosed in the Fund’s Prospectus.

Please retain this Supplement with your Prospectus and SAI for future reference.